Exhibit (h)(3)

PARTICIPANT AGREEMENT

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

This Participant Agreement (this “Agreement”) is entered into between Invesco Distributors, Inc.  (the “Distributor”) and the                           (the “Participant”), and is subject to acceptance by PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II and PowerShares Actively Managed Exchange-Traded Fund Trust (collectively, the “Trust”) and The Bank of New York Mellon (the “Transfer Agent”).  The Transfer Agent serves as the transfer agent of the Trust and is an Index Receipt Agent as that term is defined in the rules of the National Securities Clearing Corporation (“NSCC”).  The Distributor and the Participant acknowledge and agree that the Trust shall be a third-party beneficiary of the Agreement and shall receive the benefits contemplated by the Agreement to the extent specified herein.  The Distributor has been retained to provide certain services with respect to acting as principal underwriter of the Trust in connection with the creation and distribution of shares (“Shares”) of the series of the Trust (each a “Fund”).  As specified in the Trust’s Prospectuses and Statements of Additional Information incorporated therein (together, the “Prospectus”) included as part of the Registration Statements, as amended, on Form N-1A, Shares may be created or redeemed only in aggregations of shares, as identified in the Prospectus for each Fund, referred to therein and herein as a “Creation Unit.”  Capitalized terms not otherwise defined herein are used herein as defined in the Prospectus.

This Agreement is intended to set forth certain premises and the procedures by which the Participant may create and/or redeem Creation Units (i) through the Continuous Net Settlement (“CNS”) clearing processes of NSCC as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes being referred to herein as the “Trust’s Clearing Process,” (ii) through the facilities of the Depository Trust Company (“DTC”) and (iii) through the Federal Reserve/Treasury Automated Debt Entry System maintained at the Federal Reserve Bank of New York (the “Fed Book Entry System”).  The parties hereto in consideration of the premises and of the agreements contained herein agree as follows:

1.             STATUS OF PARTICIPANT.  The Participant hereby represents, covenants and warrants that (i) with respect to orders for the creation or redemption of Creation Units by means of the Trust’s Clearing Process, it is a member of NSCC and a participant in the CNS System of NSCC (as defined in the Trust’s Prospectus, a “Participating Party”); and (ii) with respect to orders for the creation or redemption of Creation Units by means of the Fed Book Entry System or DTC, it is eligible to utilize the Fed Book Entry System and/or DTC and it is a DTC Participant (as defined in the Trust’s Prospectus, a “DTC Participant”).  The Participant may place orders for the creation or redemption of Creation Units through the Trust’s Clearing Process, the Fed Book-Entry System and/or DTC or Euroclear, subject to the procedures for creation and redemption referred to in Sections 2 and 3 of this Agreement and the procedures described in Attachments A and A-1 hereto.  Any change in the foregoing status of the Participant shall terminate this Agreement, and the Participant shall give prompt notice to the Distributor and the Transfer Agent of such change.  Transfers of securities settling through Euroclear or other foreign depositories may require Participant access to such facilities.

The Participant further represents that it is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and a member of the Financial Industry Regulatory Authority (“FINRA”) or is exempt from or otherwise not required to be licensed as a broker-dealer or a member of FINRA.  The Participant is qualified, registered and/or licensed to act as a broker or dealer, or is otherwise exempt, as required according to all applicable laws of the state(s) in which the Participant conducts its activities as defined hereunder.  The Participant is a qualified institutional buyer as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “1933 Act”).  The Participant agrees to conform to the rules of FINRA (if it is a member of FINRA) and the securities laws of any jurisdiction to the extent such laws, rules and regulations relate to the Participant’s transactions in, and activities with respect to, the Shares.

2.             EXECUTION OF ORDERS.  All orders for the creation or redemption of Creation Units shall be handled in accordance with the terms of the Prospectus, and the procedures described in Attachments A and A-1 to this Agreement.  In the event the procedures include the use of recorded telephone lines, the Participant hereby consents to such use.  The Trust reserves the right to issue additional or other procedures relating to the manner of creating or redeeming Creation Units, and the Participant and the Distributor agree to comply with such procedures as may be issued from time to time, upon reasonable notice thereof.

The Participant understands and acknowledges that the Transfer Agent will not effect a creation or redemption until it has received confirmation of receipt of the Participant’s incoming security transfer and/or cash through the Trust’s Clearing Process, Fed Book-Entry System, Euroclear and/or DTC in the case of a creation, and through the Trust’s Clearing Process, Euroclear and/or DTC in the case of a redemption.

With respect to any order for the creation or redemption of Creation Units, the Participant acknowledges and agrees on behalf of itself and any party for which it is acting (regardless of its capacity) to return to the Trust any dividend, distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer should have been paid to the Trust.  With respect to any orders for the creation or redemption of Creation Units, the Participant also acknowledges and agrees on behalf of itself and any party for which it is acting (regardless of its capacity) that the Transfer Agent is entitled to reduce the amount of money or other proceeds due to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Fund.  With respect to any order for the creation or redemption of Creation Units, the Trust acknowledges and agrees to return to the Participant or any party for which it is acting any dividend, distribution or other corporate action paid to the Trust in respect of any Deposit Security that is transferred to the Trust that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to the Participant or any party for which it is acting.

3.             NSCC.  Solely with respect to orders for the creation or redemption of Creation Units through the Trust’s Clearing Process, the Participant as a Participating Party hereby authorizes the Transfer Agent to transmit to NSCC on behalf of the Participant such instructions, including share and cash amounts as are necessary with respect to the creation and redemption of Creation Units consistent with the instructions issued by the Participant to the Trust telephone representative identified in Attachments A and A-1 hereto (the “Trust Representative”).  The Participant agrees to be bound by the terms of such instructions issued by the Transfer Agent and reported to NSCC as though such instructions were issued by the Participant directly to NSCC.

4.             DEPOSIT SECURITIES.  The Participant understands that the number and names of the designated portfolio of Deposit Securities and relevant cash amounts to be included in the current Portfolio Deposit for each Fund will be made available each day that the New York Stock Exchange (the “NYSE”) is open for trading through the facilities of the NSCC.

5.             ROLE OF PARTICIPANT.  The Participant acknowledges and agrees that for all purposes of this Agreement, the Participant shall have no authority in any matter or in any respect to act as agent of the Distributor, the Transfer Agent or the Trust.

(a)           In executing this Agreement, the Participant agrees, in connection with any purchase or redemption transactions in which it acts for a customer or for any other DTC Participant or indirect participant, or any other beneficial owner of Shares (each a “Beneficial Owner”), that it shall extend to any such party all of the rights, and shall be bound by all of the obligations, of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Prospectus.

(b)           The Participant agrees (i) subject to any privacy obligations or other obligations arising under the federal or state securities laws it may have to its customers, to assist the Distributor in ascertaining certain information regarding sales of Shares made by or through Participant upon the request of the Trust or the Distributor necessary for the Funds to comply with their obligations to distribute information to its shareholders as may be required from time to time under applicable state or federal securities laws, and (ii) to deliver prospectuses, as may be amended or supplemented from time to time, proxy material, annual and other reports of the Funds or other similar information that the Funds are obligated to deliver to their shareholders to the Participant’s customers that custody Shares with the Participant, after receipt from the Funds or the Distributor of sufficient quantities to allow mailing thereof to such customers.  None of the Distributor, the Trust or any of their respective affiliates shall use the names, addresses and other information concerning Participant’s customers for any purpose except in connection with the performance of their duties and responsibilities hereunder and except for servicing and informational mailings described in this clause (b) of Section 5, or as may otherwise be required by applicable law.

(c)           The Participant affirms that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information to the extent required by applicable law, rule and regulation.

(d)           The Participant further represents that its Anti-Money Laundering Program, at a minimum, (i) designates a compliance officer to administer and oversee the AML Program, (ii) provides ongoing employee training, (iii) includes an independent audit function to test the effectiveness of the AML Program, (iv) establishes internal policies, procedures and controls that are tailored to its particular business, (v) includes a customer identification program consistent with the rules under Sec. 326 of the USA PATRIOT Act, (vi) provides for the filing of all necessary anti-money laundering reports including, but not limited to, currency transaction reports and suspicious activity reports, (vii) provides for screening all new and existing customers against the Office of Foreign Asset Control list and any other government list that is or becomes required under the Act and (viii) allows for appropriate regulators to examine its AML books and records.

(e)           The Participant represents that from time to time it may be a Beneficial Owner (as that term is defined in Rule 16a-1(a)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of Shares. To the extent that it is a Beneficial Owner of Shares, the Participant agrees to irrevocably appoint the Distributor as its attorney and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Shares. The Distributor, as attorney and proxy for the Participant under this Section 5(e), (i) is hereby given full power of substitution and revocation; (ii) may act through such agents, nominees or attorneys as it may appoint from time to time; and (iii) may provide voting instructions to such agents, nominees or substitute attorneys.

6.             PARTICIPANT REPRESENTATIONS.

(a)           The Participant represents, warrants and agrees that it will not make any representations concerning the Funds, the Creation Units or the Shares other than those consistent with the then current Prospectus or any promotional or sales literature furnished to the Participant by the Distributor or the Trust, or any such materials permitted by clause (b) of this Section 6.

(b)           The Participant agrees not to furnish or cause to be furnished by Participant or its employees to any person or display or publish any information or materials relating to the Funds (including, without limitation, promotional materials and sales literature, advertisements, press releases, announcements, statements, posters, signs or other similar materials, but not including any materials prepared and used for Participant’s internal use only or brokerage communications prepared by the Participant in the normal course of its business and consistent with the Trust’s then current Prospectus and in accordance with applicable laws and regulations) (“Marketing Materials”), except such Marketing Materials as may be furnished to the Participant by the Distributor or the Trust and such other Marketing Materials as are consistent with the Trust’s then current Prospectus and have been approved by the Distributor in writing prior to use; provided that such Marketing Materials clearly indicate that such Marketing Materials are prepared and distributed by Participant.  All Marketing Materials prepared by the Participant shall be filed with FINRA or the SEC, as applicable, by the Participant, and shall comply with all applicable rules and regulations of FINRA and the SEC.

(c)           The Participant understands that the Trust will not be advertised or marketed as an open-end investment company, i.e., as a mutual fund, which offers redeemable securities, and that any advertising materials will prominently disclose that Shares are redeemable only in Creation Unit size by or through a Participant and on an in-kind basis, as applicable, as described in the Prospectus.  In addition, the Participant understands that any advertising material that addresses redemptions of Shares, including the Prospectus, will disclose that the owners of Shares may acquire Shares and tender Shares for redemption to the Fund in Creation Unit aggregations only.

(d)           Notwithstanding anything to the contrary in this Agreement, the Participant and its affiliates may prepare and circulate in the regular course of their businesses research reports that include information, opinions or recommendations relating to Shares (i) for public dissemination; provided that such research reports compare the relative merits and benefits of Shares with other products and are not used for the purpose of marketing shares and comply with all applicable rules and regulations of FINRA or the SEC, or (ii) for internal use by the Participant and other materials that include information, opinions or recommendations relating to Shares.

7.             SUB-CUSTODIAN ACCOUNT.  The Participant understands and agrees that, in the case of each Fund, as applicable, the Trust has caused the Trust’s custodian (the “Custodian”) to maintain with a sub-custodian for such Fund an account in each relevant jurisdiction to which the Participant shall, when applicable, deliver or cause to be delivered in connection with the creation of a Creation Unit aggregation the Deposit Securities not subject to settlement in the United States and any other applicable cash amounts (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount) on behalf of itself or any other party for which it is acting

(regardless of its capacity), with any appropriate adjustments as advised by the Trust, in accordance with the terms and conditions applicable to such account in such jurisdiction.

8.             TITLE TO SECURITIES; RESTRICTED SECURITIES.  The Participant represents on behalf of itself and any party for which it acts that, upon delivery of a portfolio of Deposit Securities to the Custodian and/or the relevant sub-custodian, when applicable, the Trust will acquire good and unencumbered title to such securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, including, without limitation, any restriction upon the sale or transfer of such securities imposed by (i) any agreement or arrangement entered into by the Participant or any party for which it is acting in connection with a transaction to purchase Shares or (ii) any provision of the 1933 Act, and any regulations thereunder (except that portfolio securities of issuers other than U.S. issuers shall not be required to have been registered under the 1933 Act if exempt from such registration), or of the applicable laws or regulations of any other applicable jurisdiction and (iii) no such securities are “restricted securities” as such term is used in Rule 144(a)(3)(i) promulgated under the 1933 Act.

9.             FEES.  In connection with the creation or redemption of Creation Units, the Transfer Agent shall charge, and the Participant agrees to pay, the Transaction Fee prescribed in the Prospectus applicable to creations or redemptions, or, when applicable, the Transaction Fee and such additional amounts as may be prescribed pursuant to the Prospectus.  The Transaction Fee and such additional amounts may be waived or otherwise adjusted from time to time subject to the provisions relating thereto and any limitations as prescribed in the Prospectus.

10.          AUTHORIZED PERSONS.  Concurrently with the execution of this Agreement and as requested from time to time thereafter, the Participant shall deliver to the Distributor and the Transfer Agent, duly certified as appropriate by its secretary or other duly authorized officer, a certificate setting forth the names and signatures of all persons authorized to give instructions relating to activity contemplated hereby or any other notice, request or instruction on behalf of the Participant (each, an “Authorized Person”).  Such certificate may be accepted and relied upon by the Distributor and the Transfer Agent as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until receipt by the Distributor and the Transfer Agent of a superseding certificate bearing a subsequent date.  The Transfer Agent shall issue to each Authorized Person a unique personal identification number (“PIN Number”) by which such Authorized Person and the Participant shall be identified and instructions issued by the Participant hereunder shall be authenticated.  Upon the termination or revocation of authority of such Authorized Person by the Participant, the Participant shall give prompt written notice of such fact to the Distributor and the Transfer Agent and such notice shall be effective upon receipt by both the Distributor and the Transfer Agent.

11.          REDEMPTION.  The Participant represents and warrants that it will not obtain a Submission Number (as defined in Attachments A and A-1) from the Transfer Agent for the purpose of redeeming a Creation Unit unless it first ascertains that (a) it or its customer, as the case may be, owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares of any Fund to be redeemed, and the entire proceeds of a redemption and (b) such Shares have not been loaned or pledged to another party nor are the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Transfer Agent in accordance with the Prospectus or as otherwise required by the Trust.

12.          BENEFICIAL OWNERSHIP.  The Participant represents and warrants to the Distributor, the Transfer Agent and the Trust that it does not hold for the account of any single Beneficial Owner of Shares, 80 percent (80%) or more of outstanding Shares so as to cause the Trust to have a basis in the Deposit Securities deposited with the Trust different from the market value of such Deposit Securities on the date of such deposit, pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.  The

Transfer Agent may request information from the Participant regarding Trust Share ownership to the extent necessary to make a determination regarding ownership of 80 percent (80%) or more of outstanding Shares by a Beneficial Owner as a condition to the acceptance of a Portfolio Deposit.

13.          INDEMNIFICATION.  This Section 13 shall survive the termination of this Agreement.

(a)           The Participant hereby agrees to indemnify and hold harmless the Distributor in its capacity as principal underwriter, the Trust, their respective affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each a “Distributor Indemnified Party”) from and against any loss, liability, cost and expense (including reasonable attorneys’ fees) incurred by such Distributor Indemnified Party as a result of (i) any breach by the Participant of any provision of this Agreement that relates to the Participant; (ii) any failure on the part of the Participant to perform any of its obligations set forth in the Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations in relation to its role as the Participant, except that the Participant shall not be required to indemnify a Distributor Indemnified Party to the extent that such failure was caused by the Participant’s adherence to instructions given or representations made by the Distributor or any Distributor Indemnified Party, as applicable; (iv) any breach by the Participant of any representation provided in this Agreement or provided pursuant to Attachments A and A-1 attached hereto; or (v) actions of such Distributor Indemnified Party in reliance upon any instructions issued and reasonably believed by the Distributor or the Transfer Agent, as applicable, to be genuine and to have been given by the Participant except to the extent that the Participant had previously revoked a PIN Number used in giving such instructions or representations (where applicable) and such revocation was given by the Participant and received by the Distributor and the Transfer Agent in accordance with the terms of Section 10 hereto.  The Participant and the Distributor understand and agree that the Trust is entitled and intends to proceed directly against the Participant in the event that the Participant fails to honor any of its obligations pursuant to this Agreement that benefit the Trust.  The foregoing shall not apply to any loss, damage, charge, liability, cost, expense, cause of action, obligation, judgment or fee incurred by such Distributor Indemnified Party arising out of Distributor Indemnified Party’s gross negligence or reckless or willful acts or omissions or the Distributor Indemnified Party’s failure to perform any of its obligations or responsibilities under this Agreement.  With respect to (i) through (iii) above, Distributor Indemnified Party’s failure to promptly acknowledge the Participant’s breach of, failure to perform or failure to comply with, the terms of this Agreement shall not negate the foregoing indemnification.

(b)           The Distributor hereby agrees to indemnify and hold harmless the Participant, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each a “Participant Indemnified Party”) from and against any loss, liability, cost and expense (including reasonable attorneys’ fees) incurred by such Participant Indemnified Party as a result of (i) any breach by the Distributor of any provision of this Agreement that relates to the Distributor; (ii) any failure on the part of the Distributor to perform any of its obligations set forth in this Agreement; (iii) any failure by the Distributor to comply with applicable laws, including rules and regulations of self-regulatory organizations in relation to its role as Distributor of the Funds, or (iv) actions of such Participant Indemnified Party in reliance upon any instructions issued or representations made in accordance with Attachments A and A-1 (as they may be amended from time to time) reasonably believed by the Participant to be genuine and to have been given by the Distributor, in connection with the Participant’s acting in its capacity as an authorized participant.  The foregoing shall not apply to any loss, damage, charge, liability, cost, expense, cause of action, obligation, judgment or fee incurred by such Participant Indemnified Party arising out of Participant Indemnified Party’s gross negligence or reckless or willful acts or omissions or the Participant Indemnified Party’s failure to perform any of its obligations or responsibilities under this Agreement.  With respect to (i) through (iv) above, Participant Indemnified Party’s failure to promptly acknowledge Distributor’s breach of, failure to perform or failure to comply with, the terms of this Agreement shall not negate the foregoing indemnification.

(c)           No party to this Agreement shall be liable to the other party or to any other person for any damages arising out of mistakes or errors in data provided to such Distributor Indemnified Party or Participant Indemnified Party, as the case may be, by a third party, or out of interruptions or delays of electronic means of communications with the Distributor Indemnified Party or Participant Indemnified Party.

14.          ACKNOWLEDGEMENT.  The Participant acknowledges receipt of the Prospectus and represents that it has reviewed such document and understands the terms thereof.

15.          NOTICES.  Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid registered or certified U.S. first class mail, return receipt requested, or by telex, telegram or facsimile or similar means of same day delivery (with a confirming copy by mail as provided herein).  Unless otherwise notified in writing, all notices to the Transfer Agent shall be given or sent as follows: The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Attn: ETF Services Group.  All notices to the Trust shall be given or sent as follows: PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II and PowerShares Actively Managed Exchange-Traded Fund Trust, as applicable, in care of The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Attn: ETF Services Group with a copy to PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II and PowerShares Actively Managed Exchange-Traded Fund Trust, as applicable, 301 West Roosevelt Road, Wheaton, Illinois 60187, Attn:  Head of Legal.  All notices to the Participant, the Transfer Agent, and the Distributor shall be directed to the address or telephone, facsimile or telex numbers indicated below the signature line of such party, except in the case of communications by the Distributor or Transfer Agent to the Participant during, or as part of, the order creation or redemption process as detailed in Attachments A and A-1 to this Agreement, especially the Distributor’s or Transfer Agent’s attempt to contact an Authorized Person of the Participant with respect to, among other things, ambiguous instructions, the suspension or cancellation of an order as discussed in Attachments A and A-1, the Distributor and the Transfer Agent agree to contact a representative of the ETF Trading Desk of the Participant.

16.          TERMINATION AND AMENDMENT.  This Agreement shall become effective in this form as of the date accepted by the Transfer Agent and may be terminated at any time by any party upon thirty (30) days’ prior notice to the other parties (i) unless earlier terminated by the Transfer Agent in the event of a breach of this Agreement or the procedures described herein by the Participant or (ii) in the event that the Trust is terminated pursuant to the Trust Agreement.  This Agreement supersedes any prior agreement between the parties with respect to the subject matter contained herein.  This Agreement may be amended by the Transfer Agent from time to time upon ten (10) days’ prior written notice (unless such notice is otherwise waived) by the following procedure.  The Transfer Agent will mail a copy of the amendment to the Distributor and the Participant.  For the purposes of this Agreement, mail will be deemed received when actually received by the recipient thereof upon the date that appears on a reasonably acceptable proof of receipt.  Titles and section headings are included solely for convenient reference and are not a part of this Agreement.  This Agreement and Attachments A and A-1 hereto, which is hereby incorporated herein by reference, constitute the entire agreement between the parties regarding the matters contained herein and may be amended or modified only by a written document signed by an authorized representative of each party.

17.          PROSPECTUS.  The Distributor will provide to the Participant copies of the then current Prospectus and any printed supplemental information in reasonable quantities upon request.  The Participant shall, upon request of the Trust, provide the Trust with sufficient documentation and other evidence that the Participant is providing prospectuses and, where applicable, any printed supplemental information, to the purchasers of any Shares.  The Distributor represents, warrants and agrees that it will notify the Participant when a revised, supplemented or amended prospectus for any Shares is available and deliver or otherwise make available to the Participant copies of such revised, supplemented or amended prospectus at such time and in such numbers as to enable the Participant to comply with any obligation it may have to deliver such prospectus to customers. The Distributor will make such revised, supplemented or amended prospectus available to the Participant no later than its effective date.  The Distributor shall be deemed to have complied with this Section 17 when the Participant has received such revised, supplemented or amended prospectus by email at [                              @                               . com], in printable form, with such number of hard copies as may be agreed from time to time by the parties promptly thereafter.

18.          NO PROMOTION.  The Distributor agrees that it will not, without the prior written consent of the Participant in each instance, (i) use in advertising, publicity, or otherwise the name of the Participant or any affiliate of the Participant, or any partner or employee of the Participant, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the Participant or its affiliates, or (ii) represent, directly or indirectly, that any product or any service provided by the Distributor has been approved or endorsed by the Participant.  Furthermore, the Distributor and the Participant agree that they will not, without the prior written consent of the other party in each such instance, disclose the terms of this Agreement, except for use in accordance with this Agreement or to the parties’ respective officers, directors, employees, agents and representatives for use in accordance with this Agreement or as required by any applicable law or regulatory body.  This provision shall survive termination or expiration of this Agreement.

19.          COUNTERPARTS.  This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all shall constitute but one and the same instrument.

20.          GOVERNING LAW.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois without regard to the conflicts of laws provisions thereof.  The parties irrevocably submit to the personal jurisdiction and service and venue of any federal or state court within the State of Illinois having subject matter jurisdiction, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement.

21.          ASSIGNMENT.  Neither party may assign its rights or obligations under this Agreement (in whole or in part) without the prior written consent of the other party, which shall not be unreasonably withheld; provided, that either party may assign its rights and obligations hereunder (in whole, but not in part) without such consent to an entity acquiring all, or substantially all, of its assets or business.  Notwithstanding the aforementioned termination provisions, in the event that an entity acquires all or substantially all of the Participant’s assets or business, the Distributor may elect within a limited period of time not to exceed thirty (30) days from the date upon which such acquisition was publicly announced to immediately terminate this Agreement.

22.          SEVERANCE.  If any provision of this Agreement is held by any court pursuant to any Act, Regulation, Rule or decision or by any other governmental or supranational body or authority or regulatory or self-regulatory organization to be invalid, illegal or unenforceable for any reason, it shall be invalid, illegal or unenforceable only to the extent so held and all parties shall remain responsible for all actions or omissions not relating to such provision and the invalidity, illegality or unenforceability of such provisions shall not affect the validity, legality or enforceability of the other provisions of this Agreement, so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits, obligations or expectations of the parties to this Agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the below parties hereto have executed this Agreement the effective date of which shall be date of the last dated signature below (the “Effective Date”).

INVESCO DISTRIBUTORS, INC.

BY:

NAME:

TITLE:

Address:	11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Telephone:
Facsimile:

DATE:

With a copy to:

Invesco Distributors, Inc.
Attn: General Counsel
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173

[PARTICIPANT]

BY:

NAME:

TITLE:

Address:

Telephone:
Facsimile:

DATE:

Accepted by:	POWERSHARES EXCHANGE-TRADED FUND TRUST

BY:

NAME:

TITLE:

	Address:	301 West Roosevelt Road
Wheaton, Illinois 60187

Telephone: 630.933.9600
Facsimile: 630.933.9699

DATE:

POWERSHARES EXCHANGE-TRADED FUND TRUST II

BY:

NAME:

TITLE:

	Address:	301 West Roosevelt Road
Wheaton, Illinois 60187

Telephone: 630.933.9600
Facsimile: 630.933.9699

DATE:

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

BY:

NAME:

TITLE:

	Address:	301 West Roosevelt Road
Wheaton, Illinois 60187

Telephone: 630.933.9600

Facsimile: 630.933.9699

DATE:

THE BANK OF NEW YORK MELLON,
AS TRANSFER AGENT

BY:

NAME:

TITLE:

Address:

Telephone:
Facsimile:

DATE:

ATTACHMENT A

Equity Funds

This document is an attachment to the Participant Agreement with respect to the procedures to be used by (i) the Distributor and the Transfer Agent in processing an order for the creation of Shares, (ii) the Distributor and the Transfer Agent in processing a request for the redemption of Shares and (iii) the Participant and the Transfer Agent in delivering or arranging for the delivery of requisite cash payments, Portfolio Deposits or Shares, as the case may be, in connection with the submission of orders for creation or requests for redemption.

The Participant is first required to have signed the Participant Agreement.  Upon acceptance of the Participant Agreement by the Distributor and the Transfer Agent, the Transfer Agent will assign a PIN Number to each Authorized Person authorized to act for the Participant.  This will allow the Participant through its Authorized Person(s) to place an order with respect to Shares.

I.             TO PLACE AN ORDER FOR CREATION OR REDEMPTION OF SHARES

1.             Call to Receive a Submission Number.  An Authorized Person for the Participant will call the Trust Representative at (718) 315-7500 not later than the closing time of the regular trading session on the New York Stock Exchange (the “NYSE Closing Time”) (ordinarily 4:00 p.m., Eastern time) to receive a Submission Number.  In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time on the trade date.  Upon verifying the authenticity of the caller (as determined by the use of the appropriate PIN Number) and the terms of the order for creation or request for redemption, the Trust Representative will issue a unique Submission Number.  All orders with respect to the creation or redemption of Shares are required to be in writing and accompanied by the designated Submission Number.  Incoming telephone calls are queued and will be handled in the sequence received.  The Participant must receive a Submission Number prior to NYSE Closing Time for its order to be processed that Business Day.  INCOMING CALLS THAT ARE ATTEMPTED LATER THAN THE NYSE CLOSING TIME WILL NOT BE ACCEPTED.

PLEASE NOTE:  A PURCHASE OR REDEMPTION ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION NUMBER IS ISSUED BY THE TRANSFER AGENT.  WITH RESPECT TO A FUND, AN ORDER FOR SHARES CANNOT BE CANCELED BY A PARTICIPANT AFTER THE CONFIRMATION NUMBER HAS BEEN ISSUED.  INCOMING TELEPHONE CALLS ARE QUEUED AND WILL BE HANDLED IN THE SEQUENCE RECEIVED. ACCORDINGLY, THE PARTICIPANT SHOULD NOT HANG UP AND REDIAL.  CALLS THAT ARE IN PROGRESS AT THE NYSE CLOSING TIME ARE VALID AND THE ORDER WILL BE TAKEN.  PLEASE NOTE THAT “IN PROGRESS” IS DEFINED AS A PARTICIPANT ACTUALLY SPEAKING WITH THE TRANSFER AGENT.  FOR CALLS THAT ARE PLACED BEFORE THE NYSE CLOSING TIME THAT ARE IN THE HOLDING QUEUE UNANSWERED AT OR AFTER THE NYSE CLOSING TIME WILL BE DENIED.  INCOMING CALLS THAT ARE RECEIVED AFTER THE NYSE CLOSING TIME WILL NOT BE ANSWERED BY THE TRANSFER AGENT.  ALL TELEPHONE CALLS WILL BE RECORDED.

2.             Assemble the Submission.  The Authorized Person submitting an order to create or a request to redeem shall submit such order or request to the Transfer Agent in the following manner:  (a) in writing transmitted by (i) facsimile or (ii) telex; (b) through the Transfer Agent’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions [as mutually agreed between the Transfer Agent and the Participant from time to time]; or (c) [by telephone to the Trust Representative and the Distributor, as applicable,]

i

each according to the procedures set forth in Section 3 below.  The order so transmitted (either in writing, orally or electronic form) is hereinafter referred to as the “Submission,” and the Business Day on which a Submission is made is hereinafter referred to as the “Transmittal Date.”  NOTE THAT THE TELEPHONIC METHOD OF SUBMITTING ORDERS OR REQUESTS TO REDEEM IS USED, THE TELEPHONE CALL IN WHICH THE SUBMISSION NUMBER IS ISSUED INITIATES THE ORDER PROCESS BUT DOES NOT ALONE CONSTITUTE THE ORDER.  AN ORDER OR REQUEST IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF THE SUBMISSION.

3.             Transmit the Submission.  A Submission Number is only valid for a limited time.  The Submission for either creations or redemptions of Shares must be sent by facsimile or telex to the Trust Representative within 15 minutes of the issuance of the Submission Number.  In the event that the Submission is not received within such time period, the Trust Representative will attempt to contact the Participant to request immediate transmission of the Submission.

(a)           In the case of a Submission for creation, unless the Submission is received by the Trust Representative upon the earlier of within (i) 15 minutes of contact with the Participant or (ii) 15 minutes after the NYSE Closing Time, the Submission will be deemed invalid.

(b)           In the case of a Submission for redemption, unless such Submission is received by the Trust Representative within (i) 15 minutes of contact with the Participant or (ii) 15 minutes after the NYSE Closing Time, whichever is earlier, such order for redemption contained therein shall be received in proper form (as described in the Prospectus) by the Transfer Agent on the Business Day following such Transmittal Date in accordance with the procedures set forth below or in the Fund’s Prospectus as the case may be.

4.             Await Receipt of Confirmation.

(a)           Trust’s Clearing Process—Creation Orders.  The Transfer Agent shall issue to the Participating Party a confirmation of acceptance of an order to create Shares in Creation Unit size aggregations within 15 minutes of its receipt of a Submission received in good form.  In the event the Participating Party does not receive a timely confirmation from the Transfer Agent, it should contact the Distributor and the Trust Representative at the business numbers indicated.  A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

(b)           Trust’s Clearing Process—Requests for Redemptions.  The Transfer Agent shall issue to the Participating Party a confirmation of acceptance of a request to redeem Shares in Creation Unit size aggregations within 15 minutes of its receipt of a Submission received in good form.  In the event the Participating Party does not receive a timely confirmation from the Transfer Agent, it should contact the Transfer Agent directly at the business number indicated.  A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

(c)           Outside the Trust’s Clearing Process—Creation Orders.  The Transfer Agent shall issue to the DTC Participant an acknowledgement of receipt of an order to create Shares in Creation Unit size aggregations within 15 minutes of its receipt of a Submission received in good form.  In the event the DTC Participant does not receive a timely acknowledgement from the Transfer Agent, it should contact the Transfer Agent at the business numbers indicated.  A creation order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

(d)           Outside the Trust’s Clearing Process—Requests for Redemption.  The Transfer Agent shall issue to the DTC Participant an acknowledgement of receipt of an order to redeem Shares in Creation Unit size aggregations within 15 minutes of its receipt of a Submission received in good form.  In the event the DTC Participant does not receive a timely acknowledgement from the Transfer Agent, it should contact the Transfer Agent directly at the business number indicated.  A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

II.                                   PARTICIPANT’S RESPONSIBILITY FOR DELIVERING OR EFFECTING THE DELIVERY OF REQUISITE PORTFOLIO DEPOSITS OR SHARES AND CASH PAYMENTS IN CONNECTION WITH ORDERS FOR CREATION OR REQUESTS FOR REDEMPTION

1.             Trust’s Clearing Process—Creation Orders.  The Participating Party notified of confirmation of an order to create Shares through the Trust’s Clearing Process shall be required to transfer or arrange for the transfer of (a) the requisite Deposit Securities (or contracts to purchase such Deposit Securities expected to be delivered through NSCC by the “regular way” settlement date) and (b) the Cash Component, if any, to the Transfer Agent by means of the Trust’s Clearing Process so as to be received no later than on the “regular way” settlement date following the Business Day on which such order is received (as described in the Prospectus) by the Transfer Agent as set forth below.

2.             Trust’s Clearing Process—Redemption Requests.  The Participating Party notified of confirmation of a request to redeem Shares through the Trust’s Clearing Process shall be required to transfer or arrange for the transfer of the requisite Shares and the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust’s Clearing Process so as to be received no later than on the “regular way” settlement date following the Business Day on which such order is received (as described in the Prospectus) by the Transfer Agent as set forth below.

3.             Outside the Trust’s Clearing Process—Creation Orders.

Domestic.  The DTC Participant notified of acknowledgement of an order to create Shares outside the Trust’s Clearing Process shall be required to effect a transfer to the Transfer Agent of (a) the requisite Deposit Securities through DTC so as to be received by the Transfer Agent no later than 11:00 a.m., Eastern time on the next Business Day immediately following the Business Day on which such order is received in proper form (as described in the Prospectus) by the Distributor, in such a way as to replicate the Portfolio Deposit established on the Transmittal Date by the Transfer Agent and (b) the Cash Component, if any, through the Federal Reserve Bank wire system or the DTCC Security Payment Order system, so as to be received by the Transfer Agent by 2:00 p.m., Eastern time on the next Business Day immediately following the day such order is received in proper form (as described in the Prospectus).  If the Transfer Agent does not receive the Deposit Securities by 11:00 a.m., Eastern time, and the Cash Component, if any, by 2:00 p.m., Eastern time on the Business Day immediately following the day such order is received in proper form (as described in the Prospectus), the creation order contained in such Submission shall be canceled.  Upon written notice to the Transfer Agent, the DTC Participant may resubmit such canceled order on the following Business Day using a Portfolio Deposit as newly constituted.

Foreign.  Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian of the Trust on or before 11:00 a.m., Eastern time, on the Contractual Settlement Date (defined below).  Participant must also make available on or before the Contractual Settlement Date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of an order, together with the applicable Transaction Fee.  Any excess funds will be returned following settlement of the issue of the

Creation Unit of Shares.  The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the relevant Fund are customarily traded.

A Creation Unit of Shares will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component and the applicable Transaction Fee have been completed.  When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Trust will issue and cause the delivery of the Creation Unit of Shares via DTC.

4.             Purchase of Creation Unit Aggregations Prior to Receipt of Deposit Securities.  Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the net asset value of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).  The order shall be deemed to be received on the Business Day on which the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 11:00 a.m., Eastern time, the following Business Day.  If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Participant shall be liable to the Fund for losses, if any, resulting therefrom.  An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

5.             Outside the Trust’s Clearing Process—Redemption Requests.

Domestic.  The DTC Participant notified of acknowledgement of a request to redeem Shares outside the Trust’s Clearing Process shall be required to effect a transfer to the Transfer Agent (a) the requisite number of Shares through DTC no later than the NYSE Closing Time on the next Business Day immediately following the Business Day on which such order is received in proper form (as described in the Prospectus) by the Transfer Agent and (b) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system or the DTCC Security Payment Order system, by no later than 11:00 a.m., Eastern time on the next Business Day immediately following the Business Day on which such order is received in proper form (as described in the Prospectus) by the Transfer Agent.

Foreign.  Deliveries of in-kind redemption proceeds generally will be made within three Business Days.  Due to holidays in certain countries, delivery to redeeming Participants may take longer than three Business Days after the day on which the Transfer Agent receives the participant’s redemption order in proper form.  A redeeming Beneficial Owner or Participant acting on behalf of such Beneficial Owner must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered.  If neither the redeeming Beneficial Owner nor the Participant acting on behalf of the redeeming Beneficial Owner has appropriate arrangements to take delivery of the Deposit Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Deposit Securities in such jurisdiction, the

Beneficial Owner will be required to receive its redemption proceeds in cash.  In such case, the investor will receive a cash payment equal to the net asset value of its Shares less the applicable Transaction Fee.

Arrangements satisfactory to the Trust must be in place for the Participant to transfer Creation Units through DTC on or before the settlement date.  Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

6.             Transaction Fee.  In connection with the creation or redemption of Creation Units, the Transfer Agent shall charge, and the Participant agrees to pay, the Transaction Fee prescribed in the Prospectus and such additional amounts as may be prescribed pursuant to the Prospectus.  Such Transaction Fee and additional amounts, if any, shall be included in the calculation of the Cash Component or Cash Redemption Amount payable or to be received, as the case may be, by the Participant in connection with the creation or redemption order.

III.                              TRANSFER AGENT’S RESPONSIBILITY FOR EFFECTING DELIVERY OF REQUISITE SHARES OR SECURITIES AND CASH PAYMENTS IN CONNECTION WITH ORDERS FOR CREATION OR REQUESTS FOR REDEMPTION.

1.             Trust’s Clearing Process—Creation Order.  After the Transfer Agent has received notification of a Submission from the Participant for a creation order for Shares through the Trust’s Clearing Process which has been received in proper form (as described in the Prospectus) by the Transfer Agent, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Trust’s Clearing Process so as to be received by the creator no later than on the “regular way” settlement date following the Business Day on which the Submission is received in proper form (as described in the Prospectus) by the Transfer Agent.

2.             Trust’s Clearing Process—Redemption Requests.  After the Transfer Agent has received a Submission for a redemption request for Shares through the Trust’s Clearing Process which has been received in proper form (as described in the Prospectus), the Transfer Agent shall initiate procedures to transfer the requisite securities (or contracts to purchase such securities expected to be delivered through NSCC by the “regular way” settlement date) and the Cash Redemption Amount, if any, through the Trust’s Clearing Process so as to be received by the Beneficial Owner no later than on the “regular way” settlement date following the Business Day on which the Submission is received in proper form (as described in the Prospectus) by the Transfer Agent.

3.             Outside the Trust’s Clearing Process—Creation Orders.  After the Transfer Agent has received notification of a Submission from the Participant for a creation order for Shares outside the Trust’s Clearing Process which has been received in proper form (as described in the Prospectus) by the Transfer Agent, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the DTC Participants and the Cash Component, if any, through the Federal Reserve Bank wire system or the DTCC Security Payment Order system, so as to be received by the creator no later than on the third (3rd) Business Day following the Business Day on which the Submission is received in proper form (as described in the Prospectus) by the Transfer Agent.

4.             Outside the Trust’s Clearing Process—Redemption Requests.  After the Transfer Agent has received a Submission for a redemption request for Shares outside the Trust’s Clearing Process which has been received in proper form (as described in the Prospectus), the Transfer Agent shall initiate procedures to transfer the requisite securities (or contracts to purchase such securities expected to be

v

delivered within three Business Days) through DTC and the DTC Participant and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system or the DTCC Security Payment Order system, so as to be received by the Beneficial Owner no later than on the third (3rd) Business Day (or longer for certain foreign countries) following the Business Day on which the Submission is received in proper form (as described in the Prospectus) by the Transfer Agent.

5.             Ambiguous Instructions.  In the event that a Submission contains terms that differ from the information provided in the telephone call at the time of issuance of the Submission Number, the Trust Representative will attempt to contact the Participant to request confirmation of the terms of the order.  If an Authorized Person confirms the terms as they appear in the Submission, the Submission will be accepted and processed.  If an Authorized Person contradicts its terms, the Submission will be deemed invalid, and a corrected Submission must be received by the Transfer Agent, as applicable, not later than the earlier of (i) within 15 minutes of such contact with the Participant or (ii) 15 minutes after the NYSE Closing Time.  If the Trust Representative is not able to contact an Authorized Person, then the Submission shall be accepted and processed in accordance with its terms notwithstanding any inconsistency from the terms of the telephone information.  In the event that a Submission contains terms that are illegible, the Submission will be deemed invalid and the Trust Representative will attempt to contact the Participant to request retransmission of the Submission.  A corrected Submission must be received by the Transfer Agent, as applicable, not later than the earlier of (i) within 15 minutes of such contact with the Participant or (ii) 15 minutes after the NYSE Closing Time.

6.             Suspension or Rejection of an Order.  The Distributor or Transfer Agent reserves the right to suspend a Submission in the event that its acceptance would appear to result in the Participant or a Beneficial Owner owning 80 percent (80%) or more of all outstanding Shares and if pursuant to Section 351 of the Internal Revenue Code of 1986, as amended, such a circumstance would result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit.  In such event, the Distributor or the Trust Representative will attempt to contact an Authorized Person for purposes of confirmation of the fact that, with respect to such Participant, no Beneficial Owner would own 80 percent (80%) or more of all outstanding Shares upon execution of the Submission or that such a circumstance would not result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit.  In the event that (i) the Distributor or the Trust Representative is unable to contact an Authorized Person or (ii) the Participant fails to transmit an identical Submission containing a representation and warranty as to such fact, then the Submission shall be deemed invalid.

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Trust’s adviser (the “Adviser”), have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Transfer Agent, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders.  Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Transfer Agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.  The Transfer Agent shall notify immediately a prospective creator of a Creation Unit and/or the Participant acting on behalf of such prospective creator of its rejection of the order of such person.  The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for the failure to give any such notification.

IV.                               PROCEDURES SPECIFIC TO CUSTOM BASKETS

The Fund has developed custom creation, redemption and other non-typical baskets (the “Custom Baskets”).  Custom Baskets are intended to allow the Participant to transact in a Fund and other non-standard baskets using the Custom Basket process.  The Custom Basket process allows for cash-in-lieu for certain securities as well as non-typical baskets and continues to settle through the standard CNS process at NSCC.  It is the responsibility of the Participant to apply to the NSCC by contacting DTCC Participant Services at 212-855-4155 and the Transfer Agent at 718-315-7500 to allow them to receive Custom Baskets as well as the regular daily standard baskets (the “Standard Baskets”).  To ensure proper tracking of a Fund to its benchmark index the following guidelines must be followed when transacting Custom Baskets:

1.             On or before T-1, the Participant must request a Custom Basket Application Form from the Transfer Agent by calling 718-315-7500 for creations and redemptions.  The Transfer Agent will fax a standard Application Form on which the Participant must identify the securities to be added to or omitted from the creation or redemption basket (the “Added Issues” or the “Omitted Issues”).  In the case of an Omitted Issue, cash-in-lieu is defined as the net asset value of the Fund times the number of units in one creation block minus the value of the Omitted Issues.  The Participant will also be responsible for any costs associated with the conversion of cash into the Omitted Issues to be purchased.  The Participant may request that the Custom Basket be available for creations and redemptions for a one-time transaction, indefinitely.  The Transfer Agent will advise the Fund who will review the Custom Basket request and, if approved, will deliver a confirmation back to the Transfer Agent and the Participant.  In the event subsequent additions and/or deletions to Added Issues or Omitted Issues are required to change the custom basket already approved, the Participant is responsible for completing a new standard form with the Transfer Agent.

2.             On trade date minus 1 day, prior to the opening of the NYSE, the Fund through Transfer Agent will notify NSCC as to the components of the approved Custom Baskets available that day along with the components of the Standard Basket.  Each Custom Basket will be identified by a separate NSCC assigned instruction CUSIP.

3.             On trade date, the Participant will follow the directions regarding placing orders outlined in Attachment A.  A Participant wishing to create or redeem a Custom Basket must identify the custom CUSIP on the order form in the blank provided.  Orders received without a custom CUSIP indicated will be processed as orders for Standard Baskets.  Participants placing orders for Custom Baskets must note that the cut-off-time to create and redeem a Custom Basket will be 3:00 p.m., Eastern time.  Orders for Custom Baskets will not be processed if received by the Transfer Agent after 3:00 p.m., Eastern time.  The Participant may transact on the Standard Basket at any time during the trade date.

V.                                    TELEPHONE, FACSIMILE AND TELEX NUMBERS

TRUST REPRESENTATIVE:	TELEPHONE:
FACSIMILE:

TRUSTEE:	TELEPHONE:

FACSIMILE:

PARTICIPANT:	TELEPHONE:
FACSIMILE:

ATTACHMENT A-1

Fixed Income Funds

This document is an attachment to the Participant Agreement with respect to the procedures to be used by (i) the Distributor and the Transfer Agent in processing an order for the creation of Shares, (ii) the Distributor and the Transfer Agent in processing a request for the redemption of Shares and (iii) the Participant and the Transfer Agent in delivering or arranging for the delivery of requisite cash payments, Portfolio Deposits or Shares, as the case may be, in connection with the submission of orders for creation or requests for redemption.

The Participant is first required to have signed the Participant Agreement.  Upon acceptance of the Participant Agreement by the Distributor and the Transfer Agent, the Transfer Agent will assign a PIN Number to each Authorized Person authorized to act for the Participant.  This will allow the Participant through its Authorized Person(s) to place an order with respect to Shares.

I.                                        TO PLACE AN ORDER FOR CREATION OR REDEMPTION OF SHARES

1.             Call to Receive a Submission Number.  An Authorized Person for the Participant will call the Trust Representative at (718) 315-7500 not later than the closing time of the regular trading session on the New York Stock Exchange (the “NYSE Closing Time”) (ordinarily 4:00 p.m., Eastern time) to receive a Submission Number.  In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time on the trade date.  Upon verifying the authenticity of the caller (as determined by the use of the appropriate PIN Number) and the terms of the order for creation or request for redemption, the Trust Representative will issue a unique Submission Number.  All orders with respect to the creation or redemption of Shares are required to be in writing and accompanied by the designated Submission Number.  Incoming telephone calls are queued and will be handled in the sequence received.  The Participant must receive a Submission Number prior to NYSE Closing Time for its order to be processed that Business Day.  INCOMING CALLS THAT ARE ATTEMPTED LATER THAN THE NYSE CLOSING TIME WILL NOT BE ACCEPTED.

PLEASE NOTE:  A PURCHASE OR REDEMPTION ORDER REQUEST IS NOT COMPLETE UNTIL THE CONFIRMATION NUMBER IS ISSUED BY THE TRANSFER AGENT.  WITH RESPECT TO A FUND, AN ORDER FOR SHARES CANNOT BE CANCELED BY A PARTICIPANT AFTER THE CONFIRMATION NUMBER HAS BEEN ISSUED.  INCOMING TELEPHONE CALLS ARE QUEUED AND WILL BE HANDLED IN THE SEQUENCE RECEIVED. ACCORDINGLY, THE PARTICIPANT SHOULD NOT HANG UP AND REDIAL.  CALLS THAT ARE IN PROGRESS AT THE NYSE CLOSING TIME ARE VALID AND THE ORDER WILL BE TAKEN.  PLEASE NOTE THAT “IN PROGRESS” IS DEFINED AS A PARTICIPANT ACTUALLY SPEAKING WITH THE TRANSFER AGENT.  FOR CALLS THAT ARE PLACED BEFORE THE NYSE CLOSING TIME THAT ARE IN THE HOLDING QUEUE UNANSWERED AT OR AFTER THE NYSE CLOSING TIME WILL BE DENIED.  INCOMING CALLS THAT ARE RECEIVED AFTER THE NYSE CLOSING TIME WILL NOT BE ANSWERED BY THE TRANSFER AGENT.  ALL TELEPHONE CALLS WILL BE RECORDED.

2.             Assemble the Submission.  The Authorized Person submitting an order to create or a request to redeem shall submit such order or request to the Transfer Agent in the following manner:  (a) in writing transmitted by (i) facsimile or (ii) telex; (b) through the Transfer Agent’s electronic order entry system, as such may be made available and constituted from time to time, the use of which shall be subject to the terms and conditions [as mutually agreed between the Transfer Agent and the Participant from time to time]; or (c) [by telephone to the Trust Representative and the Distributor, as applicable,] each according to the procedures set forth in Section 3 below.  The order so transmitted (either in writing, orally or electronic form) is hereinafter referred to as the “Submission,” and the Business Day on which a

Submission is made is hereinafter referred to as the “Transmittal Date.”  NOTE THAT THE TELEPHONIC METHOD OF SUBMITTING ORDERS OR REQUESTS TO REDEEM IS USED, THE TELEPHONE CALL IN WHICH THE SUBMISSION NUMBER IS ISSUED INITIATES THE ORDER PROCESS BUT DOES NOT ALONE CONSTITUTE THE ORDER.  AN ORDER OR REQUEST IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF THE SUBMISSION.

3.             Transmit the Submission.  A Submission Number is only valid for a limited time.  The Submission for either creations or redemptions of Shares must be sent by facsimile or telex to the Trust Representative within 15 minutes of the issuance of the Submission Number.  In the event that the Submission is not received within such time period, the Trust Representative will attempt to contact the Participant to request immediate transmission of the Submission.

(a)           In the case of a Submission for creation, unless the Submission is received by the Trust Representative upon the earlier of within (i) 15 minutes of contact with the Participant or (ii) 15 minutes after the NYSE Closing Time, the Submission will be deemed invalid.

(b)           In the case of a Submission for redemption, unless such Submission is received by the Trust Representative within (i) 15 minutes of contact with the Participant or (ii) 15 minutes after the NYSE Closing Time, whichever is earlier, such order for redemption contained therein shall be received in proper form (as described in the Prospectus) by the Transfer Agent on the Business Day following such Transmittal Date in accordance with the procedures set forth below or in the Fund’s Prospectus as the case may be.

4.             Await Receipt of Confirmation.

(a)           Creation Orders.  The Transfer Agent shall issue to the DTC Participant an acknowledgement of receipt of an order to create Shares in Creation Unit size aggregations within 15 minutes of its receipt of a Submission received in good form.  In the event the DTC Participant does not receive a timely acknowledgement from the Transfer Agent, it should contact the Distributor and the Trust Representative at the business numbers indicated.  A creation order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

(b)           Requests for Redemption.  The Transfer Agent shall issue to the DTC Participant an acknowledgement of receipt of an order to redeem Shares in Creation Unit size aggregations within 15 minutes of its receipt of a Submission received in good form.  In the event the DTC Participant does not receive a timely confirmation from the Transfer Agent, it should contact the Transfer Agent directly at the business number indicated.  A redemption order is deemed to be irrevocable upon the delivery of the acknowledgement of receipt of an order.

II.                                   PARTICIPANT’S RESPONSIBILITY FOR DELIVERING OR EFFECTING THE DELIVERY OF REQUISITE PORTFOLIO DEPOSITS OR SHARES AND CASH PAYMENTS IN CONNECTION WITH ORDERS FOR CREATION OR REQUESTS FOR REDEMPTION

1.             Creation Orders.  The DTC Participant notified of acknowledgement of an order to create Shares shall be required to effect a transfer to the Transfer Agent of (a) the requisite Deposit Securities through Euroclear, DTC and/or Fed Book-Entry so as to be received by the Transfer Agent no later than 11:00 a.m., Eastern time on the next Business Day immediately following the Business Day on which such order is Deemed Received by the Transfer Agent as set forth below in Section IV, in such a way as to replicate the Portfolio Deposit established on the Transmittal Date by the Transfer Agent and (b) the Cash Component, if any, through the Federal Reserve Bank wire system or the DTCC Security Payment Order system, so as to be received by the Transfer Agent by 2:00 p.m., Eastern time on the next Business Day immediately following the day such order is Deemed Received.  If the Transfer Agent does not receive the Deposit Securities by 11:00 a.m., Eastern time and the Cash Component, if any, by 2:00 p.m., Eastern time on the Business Day immediately following the day such order is Deemed Received, the

x

creation order contained in such Submission shall be canceled.  Upon written notice to the Transfer Agent, the DTC/Euroclear Participant may resubmit such canceled order on the following Business Day using a Portfolio Deposit as newly constituted.

2.             Purchase of Creation Unit Aggregations Prior to Receipt of Deposit Securities.  Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the net asset value of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).  The order shall be deemed to be received on the Business Day on which the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 11:00 a.m., Eastern time, the following Business Day.  If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Participant shall be liable to the Fund for losses, if any, resulting therefrom.  An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

3.             Redemption Requests.  The DTC/Euroclear Participant notified of acknowledgement of a request to redeem Shares shall be required to effect a transfer to the Transfer Agent (a) the requisite number of Shares through DTC or Euroclear no later than the NYSE Closing Time on the next Business Day immediately following the Business Day on which such order is Deemed Received by the Transfer Agent and (b) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system or the DTCC Security Payment Order system, by no later than 2:00 p.m., Eastern time on the next Business Day immediately following the Business Day on which such order is Deemed Received by the Transfer Agent.

4.             Creation Orders—Foreign Securities.  Deposit Securities, when applicable, must be delivered to an account maintained at the applicable local sub-custodian of the Trust on or before 11:00 a.m., New York time, on the Contractual Settlement Date (defined below).  Participant must also make available on or before the Contractual Settlement Date, by means mutually agreed upon by the Trust and the Participant, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of an order, together with the applicable Transaction Fee, if any.  Any excess funds will be promptly returned to the Participant following settlement of the issue of the Creation Unit of Shares.  The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the relevant Fund are customarily traded.

A Creation Unit of Shares will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component and the applicable Transaction Fee have been completed.  When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant sub-custodian, which confirmation shall be done promptly after such delivery, the Custodian shall notify the Distributor and Transfer Agent, and the Trust will issue and cause the delivery of the Creation Unit of Shares via DTC.

5.             Redemption Orders—Foreign Securities.  Deliveries of in-kind redemption proceeds generally will be made within three Business Days.  Due to holidays in certain countries, delivery to redeeming Participants may take longer than three Business Days after the day on which the Transfer

Agent receives the Participant’s redemption order in proper form.  A redeeming Beneficial Owner or Participant acting on behalf of such Beneficial Owner must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered.  If neither the redeeming Beneficial Owner nor the Participant acting on behalf of the redeeming Beneficial Owner has appropriate arrangements to take delivery of the Deposit Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Deposit Securities in such jurisdiction, the Beneficial Owner will be required to receive its redemption proceeds in cash.  In such case, the investor will receive a cash payment equal to the net asset value of its Shares less the applicable Transaction Fee.

Arrangements satisfactory to the Trust must be in place for the Participant to transfer Creation Units through DTC on or before the settlement date.  Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

6.             Transaction Fee.  In connection with the creation or redemption of Creation Units, the Transfer Agent shall charge, and the Participant agrees to pay to the Transfer Agent, the Transaction Fee prescribed in the Prospectus and such additional amounts as may be prescribed pursuant to the Prospectus.  Such Transaction Fee and additional amounts, if any, shall be included in the calculation of the Cash Component or Cash Redemption Amount payable or to be received, as the case may be, by the Participant in connection with the creation or redemption order.

III.                              RESPONSIBILITY FOR EFFECTING DELIVERY OF REQUISITE SHARES OR SECURITIES AND CASH PAYMENTS IN CONNECTION WITH ORDERS FOR CREATION OR REQUESTS FOR REDEMPTION

1.             Creation Orders.  After the Transfer Agent has received notification of a Submission from the Participant for a creation order for Shares which has been Deemed Received by the Transfer Agent as set forth below in Section IV, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the DTC Participant and the Cash Component, if any, through the Federal Reserve Bank wire system or the DTCC Security Payment Order system, so as to be received by the creator no later than on the third (3rd) Business Day following the Business Day on which the Submission is Deemed Received by the Transfer Agent.

2.             Redemption Requests.  After the Transfer Agent has received a Submission for a redemption request for Shares and Deemed Received such submission as set forth below in Section IV, the Transfer Agent shall initiate procedures to transfer the requisite securities (or contracts to purchase such securities expected to be delivered within three Business Days) through DTC and the DTC Participant and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system or the DTCC Security Payment Order system, so as to be received by the Beneficial Owner no later than on the third (3rd) Business Day (or longer for certain foreign countries) following the Business Day on which the Submission is Deemed Received by the Transfer Agent.

IV.                               PROCEDURES BY WHICH AN ORDER TO CREATE OR A REQUEST TO REDEEM SHALL BE “DEEMED RECEIVED”

1.             Creation Orders.  An order to create Shares shall be Deemed Received by the Transfer Agent on the Transmittal Date only if:  (a) the Submission containing such order is in proper form, (b) such Submission is received by the Transfer Agent no later than the time on such Transmittal Date as set forth in Section I(3)(a) hereof, (c) when applicable, the requisite number of Deposit Securities is transferred through Euroclear, DTC and/or Fed Book-Entry to the account of the Trust no later than

11:00 a.m., Eastern time on the Business Day next following the Transmittal Date and (d) the cash equal to the Cash Component, if any, is transferred via the Federal Reserve Bank wire system or the DTCC Security Payment Order system, to the account of the Trust by no later than 2:00 p.m., Eastern time on the Business Day next following the Transmittal Date.  If either the Submission, the requisite Deposit Securities (when applicable) or the cash equal to the Cash Component is not received by the Trustee within the time periods set forth above, such order shall be deemed invalid.

2.             Redemption Requests.  A request to redeem Shares shall be Deemed Received by the Transfer Agent on the Transmittal Date only if (a) the Submission containing such request is in proper form, (b) such Submission is received by the Trust no later than the time as set forth in Section I(3)(b) hereof, (c) the requisite number of Shares is transferred via DTC or Euroclear to the account of the Transfer Agent by the NYSE Closing Time on such Transmittal Date and (d) the Cash Redemption Amount owed to the Trust, if any, is received by the Transfer Agent no later than 2:00 p.m., Eastern time of the Business Day next following such Transmittal Date.  If either the Submission, the Shares or cash equal to the Cash Redemption Amount, if any, is not received by the Trust within the time periods set forth above, such redemption request shall be Deemed Received by the Transfer Agent on the Business Day on which both the Submission and the requisite number of Shares are delivered to the Transfer Agent within the proper time periods as set forth above; provided that the Cash Redemption Amount, if any, is then paid on the next Business Day within the time period set forth above.

3.             Ambiguous Instructions.  In the event that a Submission contains terms that differ from the information provided in the telephone call at the time of issuance of the Submission Number, the Trust Representative will attempt to contact the Participant to request confirmation of the terms of the order.  If an Authorized Person confirms the terms as they appear in the Submission, the Submission will be accepted and processed.  If an Authorized Person contradicts its terms, the Submission will be deemed invalid, and a corrected Submission must be received by the Transfer Agent, as applicable, not later than the earlier of (i) within 15 minutes of such contact with the Participant or (ii) 15 minutes after the NYSE Closing Time.  If the Trust Representative is not able to contact an Authorized Person, then the Submission shall be accepted and processed in accordance with its terms notwithstanding any inconsistency from the terms of the telephone information.  In the event that a Submission contains terms that are illegible, the Submission will be deemed invalid and the Trust Representative will attempt to contact the Participant to request retransmission of the Submission.  A corrected Submission must be received by the Transfer Agent, as applicable, not later than the earlier of (i) within 15 minutes of such contact with the Participant or (ii) 15 minutes after the NYSE Closing Time.

4.             Suspension or Rejection of an Order.  The Distributor or Transfer Agent reserves the right to suspend a Submission in the event that its acceptance would appear to result in the Participant or a Beneficial Owner owning 80 percent (80%) or more of all outstanding Shares and if pursuant to Section 351 of the Internal Revenue Code of 1986, as amended, such a circumstance would result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit.  In such event, the Distributor or the Trust Representative will attempt to contact an Authorized Person for purposes of confirmation of the fact that with respect to such Participant no Beneficial Owner would own 80 percent (80%) or more of all outstanding Shares upon execution of the Submission or that such a circumstance would not result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit.  In the event that (i) the Distributor or the Trust Representative is unable to contact an Authorized Person or (ii) the Participant fails to transmit an identical Submission containing a representation and warranty as to such fact, then the Submission shall be deemed invalid.

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if:  (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above;

(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Transfer Agent, the Distributor and the Trust’s adviser (the “Adviser”) make it for all practical purposes impossible to process creation orders.  Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, Euroclear, the Transfer Agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.  The Transfer Agent shall notify immediately a prospective creator of a Creation Unit and/or the Participant acting on behalf of such prospective creator of its rejection of the order of such person.  The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for the failure to give any such notification.

V.                                    PROCEDURES SPECIFIC TO CUSTOM BASKETS

As fixed income instruments are characterized by minimum and incremental trading lots, the Fund has developed custom creation, redemption and other non-typical baskets (the “Custom Baskets”).  Custom Baskets are intended to allow the Participant to transact in that Fund and other non-standard baskets using the Custom Basket process.  The Custom Basket process allows for cash-in-lieu for certain securities as well as non-typical baskets and broker-to-broker settlements.  Baskets will usually be created with constituent security allocations at variance from what is published in NSCC.  To ensure proper tracking of the Fund to its benchmark index, Standard Baskets will be compiled and used for index indicative value (“IOPV”) calculation only.  The following guidelines must be followed when transacting Custom Baskets:

1.             On or before T-1, the Participant must request a Custom Basket from the Adviser at 212-278-9429 for creations and redemptions.  The Adviser must identify the securities to be added to or omitted from the creation or redemption basket (the “Added Issues” or the “Omitted Issues”).  In the case of an Omitted Issue, cash-in-lieu is defined as the net asset value of the Fund times the number of units in one creation block minus the value of the Omitted Issues.  The Participant will also be responsible for any costs associated with the conversion of cash into the Omitted Issues to be purchased.  The Participant may request that the Custom Basket be available for creations and redemptions for a one-time transaction, a specific period or indefinitely.  The Adviser will advise the Transfer Agent who will review the Custom Basket request and, if approved, will deliver a confirmation back to the Advisor and the Participant.  In the event subsequent additions and/or deletions to Added Issues or Omitted Issues are required to change the custom basket already approved, the Adviser is responsible for advising both the Participant and the Transfer Agent.  For subscriptions made entirely in cash, Participants must deposit funds by trade date plus 1 day (T+1) for Treasuries, and trade date plus 3 days (T+3) for Municipals, other Government Debt, Preferreds and Corporate debt obligations reflecting the trade settlement cycle for the foregoing.

2.             For Funds holding only securities which clear through NSCC’s Continuous Net Settlement process, on trade date minus 1 day, prior to the opening of the NYSE, the Fund through Transfer Agent will notify NSCC as to the components of the approved Custom Baskets available that day along with the components of the Standard Basket.  Each Custom Basket will be identified by a separate NSCC assigned instruction CUSIP.  NSCC will also be advised by the Transfer Agent of Standard Baskets, solely for the purpose of calculating IOPV during the trading hours.  For Funds holding securities settled through Euroclear or other foreign depositories, the Transfer Agent will notify Euroclear or a local depository participant, generally a subcustodian of the Transfer Agent, of securities to be received.

3.             On trade date, the Participant will follow the directions regarding placing orders outlined in Attachment A.  A Participant wishing to create or redeem a Custom Basket must identify the custom CUSIP on the order form in the blank provided.  Participants placing orders for Custom Baskets must note that the cut-off-time to create and redeem a Custom Basket will be 3:00 p.m., Eastern time.  Orders for Custom Baskets will not be processed if received by the Transfer Agent after 3:00 p.m., Eastern time.

VI.                               TELEPHONE, FACSIMILE, AND TELEX NUMBERS

TRUST REPRESENTATIVE:	TELEPHONE:
FACSIMILE:

TRUSTEE:	TELEPHONE:
FACSIMILE:

PARTICIPANT:	TELEPHONE:
FACSIMILE:

IN WITNESS WHEREOF, the Participant acknowledges that he or she has read the procedures relating to Custom Baskets and agrees to comply with all such procedures.  Failure to comply with the Custom Basket procedures will require the transaction to be effected in the Standard Basket.

[PARTICIPANT]

By:

Title:

Address:

Telephone:

Facsimile:

Telex:

Date:

Accepted by:	THE BANK OF NEW YORK MELLON,
AS TRANSFER AGENT

By:

Name:

Title:

Address:

SUPPLEMENT TO PARTICIPANT AGREEMENT

The following Trade Date minus 1 (“T-1”) procedures relate only to Submissions for creation and redemption orders submitted between 4:00 p.m., New York time and [        ] p.m., New York time (a “T-1 Purchase Order” with respect to creations and a “T-1 Redemption Order” with respect to redemptions).  These procedures only apply to the series (the “Funds”) of the Trust that are listed on Appendix I hereto.  Except as modified herein, all of the procedures set forth in Attachments A and A-1  to the Participant Agreement for the Trust (the “Agreement”) apply to T-1 Purchase Orders and T-1 Redemption Orders.

The parties to the Agreement, in addition to the consideration of the premises and the agreements contained in the Agreement, agree as follows:

An Authorized Person for the Participant may call the Trust Telephone Representative at [                            ] at or after the Listing Exchange Closing Time (ordinarily 4:00 p.m., New York time) and before [        ] p.m., New York time to receive a Submission Number (also referred to as an “Order Number”).  Upon verifying the authenticity of the caller (as determined by the use of the appropriate PIN Number) and the terms of the order for creation or redemption, the Trust Telephone Representative will issue a unique Order Number.  All T-1 Purchase Orders and T-1 Redemption Orders are required to be confirmed in writing via faxed Order Form to [Transfer Agent], fax number (732) 667-9478, and accompanied by the designated Order Number.  PLEASE NOTE:  T-1 PURCHASE ORDER REQUESTS AND T-1 REDEMPTION ORDER REQUESTS ARE NOT COMPLETE UNTIL AN ORDER NUMBER IS ISSUED.  ONCE AN ORDER NUMBER IS ISSUED, A T-1 PURCHASE ORDER OR A T-1 REDEMPTION ORDER CANNOT BE CANCELED BY THE AP REPRESENTATIVE.  Participants must contact the Distributor prior to submitting a T-1 Purchase Order or a T-1 Redemption Order in order to obtain approval to submit such an Order.

Unless the faxed Order Form confirming a T-1 Purchase Order or a T-1 Redemption Order is received by the Trust Telephone Representative within 15 minutes of contact with the Participant, the Submission will be deemed invalid.  All Order Forms respecting a T-1 Purchase Order or a T-1 Redemption Order shall be Deemed Received by the Transfer Agent on the Business Day that the Order is placed, or T-1.  All T-1 Purchase Orders and T-1 Redemption Orders will receive the net asset value of the Fund as determined on the Business Day following the date that the such Order is Deemed Received.

Except as otherwise indicated, capitalized terms used herein have the meanings given to them in the Agreement.

[signatures to follow]

i

IN WITNESS WHEREOF, the undersigned causes this Supplement to the Participant Agreement to be executed as of this        day of                 , 2010.

INVESCO DISTRIBUTORS, INC.

By:

Name:

Title:

Address:

[PARTICIPANT]

By:

Name:

Title:

Address:

Accepted by:	THE BANK OF NEW YORK MELLON

By:

Name:

Title:

Address:

ii

APPENDIX I TO T-1 SUPPLEMENT

[Names of Funds]

iii

[On AP’s Firm Letterhead]

CERTIFICATE OF AUTHORIZED PERSONS

(of Authorized Participant)

The undersigned officer, who is not an Authorized Person, hereby certifies that (i) he/she is the duly elected and acting                                                 (title) of                        (the “Participant”), and (ii) that the following officers or employees (each, an “Authorized Person”) of the Participant are duly authorized to deliver oral or written instructions to The Bank of New York Mellon (“Transfer Agent”) pursuant to the Participant Agreement by and between the Participant, the Transfer Agent and the Distributor, and that the signatures appearing opposite their names are true and correct:

The below shall be the Participant list of Authorized Persons:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This Certificate supersedes any prior certificate of Authorized Persons the Transfer Agent may have on file.  Any updates to the above list of Authorized Persons will be provided by the Participant as changes occur.

[seal]	By:
Title:
Date:

iv